                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 31, 2003 (July 30, 2003)
                                                --------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

         MONTANA                       0-14183                 81-0141785
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)

1 First Avenue South, Great Falls, Montana                        59401
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code    (406)791-7500
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On July 30, 2003, Energy West, Incorporated (the "Company") issued a press release announcing that it has agreed with Wells Fargo Bank Montana, N.A.
on an extension of its credit facility through August 29, 2003. A copy of the press release dated July 30, 2003 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) EXHIBITS. The following exhibits are filed herewith:

         99.1 Press Release dated July 30, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 31, 2003              ENERGY WEST, INCORPORATED

                                           By:  /s/ Edward J. Bernica
                                              --------------------------------------
                                              Edward J. Bernica, President and Chief
                                              Executive Officer
EXHIBIT 99.1